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                                                                 EXHIBIT 10.1.18


                             EIGHTEENTH AMENDMENT TO
                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF FELCOR LODGING LIMITED PARTNERSHIP


         This Eighteenth Amendment to Amended and Restated Agreement of Limited Partnership of FelCor Lodging Limited Partnership is made and entered into effective as of January 1, 2001, by and among FelCor Lodging Trust Incorporated, a Maryland corporation, as the General Partner ("General Partner"), and RGC Leasing, Inc., a Nevada corporation ("RGC"), as an Additional Limited Partner, and all of the persons and entities who are or shall in the future become Limited Partners of this limited partnership in accordance with the provisions of the Partnership Agreement (as hereinafter defined).

                                    RECITALS:

         A. The General Partner and the existing Limited Partners have previously executed and delivered that certain Amended and Restated Agreement of Limited Partnership of FelCor Suites Limited Partnership dated as of July 25, 1994, as previously amended (the "Partnership Agreement"), pursuant to which they have formed a Delaware limited partnership under the name, as amended, of "FelCor Lodging Limited Partnership" (the "Partnership").

         B. Pursuant to that certain Contribution Agreement dated as of the date hereof, by and between, among others, RGC and the Partnership (the "Contribution Agreement"), RGC has agreed to contribute to the Partnership all of its Class B membership interests in DJONT Operations, L.L.C., a Delaware limited liability company ("DJONT"), constituting fifty percent (50%) of the outstanding membership interests in DJONT, in exchange for, among other things, units of limited partner interest ("Units") of the Partnership.

         C. The parties hereto desire to amend the Partnership Agreement to reflect the foregoing issuance of Units and the admission of RGC as an Additional Limited Partner to the Partnership in connection therewith.

                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the agreements and obligations of the parties set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Acceptance of Partnership Agreement. RGC does hereby accept and agree to be bound by all of the terms and conditions of the Partnership Agreement, including without limitation, the power of attorney set forth in
Section 1.4 thereof. RGC and its Assignees hereby constitutes and appoints the General Partner and the other parties named in Section 1.4, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its



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name, place and stead, to take the actions set forth in Section 1.4 of the
Partnership Agreement, with the same effect as if RGC had been one of the original partners to execute the Partnership Agreement.

         2. Admission of Additional Partner. In accordance with the provisions of Section 11.4 of the Partnership Agreement, RGC is hereby admitted as an Additional Limited Partner of the Partnership entitled to all rights and benefits of Limited Partners therein as set forth in the Partnership Agreement with respect to the Units acquired by RGC.

         3. Amendment of Exhibit A. Exhibit A to the Partnership Agreement is hereby amended to reflect the admission of RGC as an Additional Limited Partner in the Partnership and the issuance of the Units to RGC.

         4. Priority of Terms of Contribution Agreement. The Partnership and RGC mutually agree that to the extent any of the terms of the Contribution Agreement conflict with the terms of the Partnership Agreement, the terms of the Contribution Agreement shall control and the Partnership Agreement shall be deemed amended, as between the Partnership and RGC, to the extent of any such conflicting terms.

         5. Defined Terms: Effect Upon Partnership Agreement. All initially capitalized terms used without definition herein shall have the meanings set forth therefor in the Partnership Agreement. Except as expressly amended hereby, the Partnership Agreement shall remain in full force and effect and each of the parties hereto hereby reaffirms the terms and provisions thereof.


         IN WITNESS WHEREOF, this Eighteenth Amendment to Agreement of Limited Partnership is executed and entered into as of the date first above written.

                                            GENERAL PARTNER:

                                            FELCOR LODGING TRUST INCORPORATED,
                                            a Maryland corporation


                                            By:
                                               -------------------------------
                                               Lawrence D. Robinson,
                                               Senior Vice President



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                                            ADDITIONAL LIMITED PARTNER:

                                            RGC LEASING, INC.
                                            a Nevada corporation


                                            By:
                                               -------------------------------

                                            Name:
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            LIMITED PARTNERS (for all the
                                            Limited Partners now and hereafter
                                            admitted as Limited Partners of the
                                            Partnership, pursuant to the powers
                                            of attorney in favor of the General
                                            Partner contained in Section 1.4 of
                                            the Partnership Agreement):

                                            By:  FELCOR LODGING TRUST
                                                 INCORPORATED, acting as General
                                                 Partner and as duly authorized
                                                 attorney-in-fact


                                            By:
                                               -------------------------------
                                                 Lawrence D. Robinson,
                                                 Senior Vice President




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